                                                                     Exhibit 4.2

NUMBER         [LOGO OF OCP]                            CLASS A COMMON STOCK
               ------------------------------------
_______        Optical Communication Products, Inc.    SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS

                                                          CUSIP 68382T 10 1

                                                    INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF DELAWARE


This Certifies that



is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

------------------ Optical Communication Products, Inc. ------------------------

transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

     Susie L. Nemeti                            Muoi Van Tran
     Secretary                                  Chief Executive Officer


     Countersigned and Registered:
         American Stock Transfer & Trust Company
     By                 Transfer Agent and Registrar


                             Authorized Signature

     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                UNIF GIFT MIN ACT- __________________Custodian ___________________
     TEN ENT - as tenants by the entireties                                 (Cust)                     (Minor)
     JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors Act _____________
               survivorship and not as tenants                                                             (State)
               in common
                                                   UNIF TRF MIN ACT - ___________________ Custodian (until age _____)
                                                                              (Cust)
                                                                      ___________________ under Uniform Transfers
                                                                              (Minor)
                                                                      to Minors Act ________________
                                                                                        (State)


      Additional abbreviations may also be used though not in above list.

     FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     ______________________________________

     ______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________
                                 X _____________________________________________

                                 X _____________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By_____________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED GUARANTEE MEDALLION PROGRAM
PURSUANT TO S.E.C. RULE 17Ad-15.